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EXHIBIT 99.1                    PRESS RELEASE




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                         FIRST SOUTHERN BANCSHARES, INC.
                      ANNOUNCES RESTATEMENT OF RESULTS FOR
                  2001, 2002 AND THE FIRST TWO QUARTERS OF 2003


Florence, AL. - December 23, 2003 - First Southern Bancshares, Inc (FSTHE.OB) (the "Company"), the holding company for First Southern Bank (the "Bank"), reported the restatement of the previously reported basic earnings (loss) applicable to common shareholders for the years ended December 31, 2001 and 2002, the unaudited quarterly periods ended March 31, 2003 and June 30, 2003, and the unaudited six months ended June 30, 2003. In addition, the Company reported the restatement of the earnings (loss) per basic and diluted common share for the same periods, and the restatement of the total liabilities, total redeemable preferred stock and total stockholders' equity balances as of December 31, 2001 and 2002, March 31, 2003 and June 30, 2003.

The restatements were necessary to conform the Company's accounting treatment of the derivative debt instrument embedded in the Company's Series A redeemable preferred stock, and the charges for cumulative dividends and the redemption premium accretion related to its Series A and Series B redeemable preferred stock, with generally accepted accounting principles. The audited consolidated statements of financial condition as of December 31, 2001 and 2002, and the unaudited consolidated statements of financial condition as of March 31, 2003 and June 30, 2003, have been restated to record the fair value of the derivative debt instrument as a liability and reduce the carrying value of the Series A redeemable preferred stock accordingly. The audited consolidated statements of operations for the years ended December 31, 2001 and 2002, the unaudited consolidated statements of operations for the quarterly periods ended March 31, 2003 and June 30, 2003, and the unaudited statement of operations for the six months ended June 30, 2003, have been restated to reflect the change in fair value of the derivative debt instrument and to revise the cumulative dividend arrearages and premium accretion on preferred stock for each period.

The effects of the restatements are summarized in the following tables:



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


CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (IN THOUSANDS) -

                                                      12/31/01                   12/31/02
                                                     ----------                 ----------
                                              AS REPORTED  AS RESTATED   AS REPORTED  AS RESTATED
                                              -----------  -----------   -----------  -----------

Derivative debt Instrument                      $     -       $   921      $     -      $   990

Total liabilities                               125,494       126,415       89,018       90,008

Total redeemable preferred stock                  4,488         3,723        5,190        4,134

Total stockholders' equity                      $ 1,250       $ 1,094      $ 1,144      $ 1,210
                                                ===============================================




                                                        3/31/03                       6/30/03
                                                      ----------                    ----------
                                              AS REPORTED    AS RESTATED     AS REPORTED    AS RESTATED
                                              -----------    -----------     -----------    -----------
                                                      (UNAUDITED)                    (UNAUDITED

Derivative debt Instrument                      $     -        $ 1,008         $     -         $ 1,026

Total liabilities                                89,460         90,468          89,408          90,434

Total redeemable preferred stock                  5,329          4,238           5,468           4,343

Total stockholders' equity                      $ 1,138        $ 1,221         $ 1,152         $ 1,251
                                           ================================================================






CONSOLIDATED STATEMENTS OF OPERATIONS  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) -

                                              YEAR ENDED 12/31/01        YEAR ENDED 12/31/02
                                              -------------------        -------------------
                                           AS REPORTED  AS RESTATED   AS REPORTED  AS RESTATED
                                           -----------  -----------   -----------  -----------


Net Income (Loss)                           $ (7,867)    $ (7,890)      $  290      $   222
Cumulative Dividend Arrearage and
  Premium Accretion on Preferred
  Stock                                           -           133          701          411
                                            --------     --------     --------     --------
Basic Loss Applicable
  to Common Shareholders                    $ (7,867)    $ (8,023)      $ (411)     $  (189)
                                            ================================================
Basic Loss Per Common Share                 $  (6.26)    $  (6.38)      $(0.33)     $ (0.15)
                                            ================================================
Diluted Loss Per Common Share               $  (6.26)    $  (6.38)      $(0.33)     $ (0.15)
                                            ================================================



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


                                              QUARTER ENDED 3/31/03      QUARTER ENDED 6/30/03
                                              ---------------------      ---------------------
                                           AS REPORTED  AS RESTATED   AS REPORTED  AS RESTATED
                                           -----------  -----------   -----------  -----------
                                                  (UNAUDITED)                (UNAUDITED)

Net Income                                 $    110       $     92        $    185        $    167
  Cumulative Dividend Arrearage and
  Premium Accretion on Preferred
  Stock                                         139            104             139             105
                                           --------       --------        --------        --------
Basic Income (Loss) Applicable
  to Common Shareholders                   $   (29)       $   (12)        $    46         $     62
                                           =======================================================
Basic Earnings (Loss) Per Common
   Share                                   $ (0.02)       $ (0.01)        $  0.04         $   0.05
                                           =======================================================
Diluted Earnings (Loss) Per Common
   Share                                   $ (0.02)       $ (0.01)        $  0.04         $   0.05
                                           =======================================================



                                                                SIX MONTHS ENDED 6/30/03
                                                                ------------------------
                                                              AS REPORTED      AS RESTATED
                                                               -----------      -----------

                                                                        (UNAUDITED)
Net Income                                                     $     295         $    259
Cumulative Dividend Arrearage and
  Premium Accretion on Preferred
  Stock                                                              278              209
Basic Income Applicable
  to Common Shareholders                                       $      17         $     50
                                                               =============================
Basic Earnings Per Common Share                                $    0.01         $   0.04
                                                               =============================
Diluted Earnings Per Common Share                              $    0.01         $   0.04
                                                               =============================


For a complete analysis of the Company's restated audited consolidated financial statements at and for the years ended December 31, 2001 and 2002, please refer to the Form 10-KSB/A for the year ended December 31, 2002, filed with the Securities and Exchange Commission (the "SEC") on December 18, 2003. For a complete analysis of the unaudited consolidated financial statements at and for the periods ended March 31, 2003, and June 30, 2003, please refer to the Form 10-QSB/A's for the quarterly periods ended March 31, 2003 (filed with the SEC on December 22, 2003) and June 30, 2003 (filed with the SEC on December 23, 2003), respectively.

THIS PRESS RELEASE MAY CONTAIN "FORWARD-LOOKING STATEMENTS" AS DEFINED UNDER THE FEDERAL SECURITIES LAWS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES BECAUSE OF THE POSSIBILITY OF CHANGES IN UNDERLYING FACTORS AND ASSUMPTIONS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS FOR A VARIETY OF FACTORS INCLUDING: THE ABILITY OF THE BANK TO COMPLY WITH THE REGULATORY REQUIREMENTS AND AGREEMENTS APPLICABLE TO IT; SHARP AND RAPID CHANGES IN INTEREST


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RATES; SIGNIFICANT CHANGES IN THE ECONOMIC SCENARIO FROM THE CURRENT
ANTICIPATED SCENARIO WHICH COULD MATERIALLY CHANGE ANTICIPATED CREDIT QUALITY TRENDS AND THE ABILITY TO GENERATE LOANS; SIGNIFICANT DELAY IN OR INABILITY TO EXECUTE STRATEGIC INITIATIVES DESIGNED TO INCREASE CAPITAL, REDUCE NON-PERFORMING LOANS AND CLASSIFIED ASSETS, GROW REVENUES AND CONTROL EXPENSES; AND SIGNIFICANT CHANGES IN ACCOUNTING, TAX OR REGULATORY PRACTICES OR REQUIREMENTS. BECAUSE OF THE RISKS AND UNCERTAINTIES INHERENT IN FORWARD-LOOKING STATEMENTS, READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THEM, WHETHER INCLUDED IN THIS PRESS RELEASE OR MADE ELSEWHERE FROM TIME TO TIME BY THE COMPANY OR ON ITS BEHALF. EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW OR REGULATION, THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

CONTACT:

First Southern Bancshares, Inc.
Roderick V. Schlosser, Executive Vice President
(256) 718-4206